                                                                    EXHIBIT 10.2

                                                            AS AMENDED EFFECTIVE
                                                                December 13,1990

                   1982 EMPLOYEE INCENTIVE STOCK OPTION PLAN
                                      OF
                      APPLIED MICRO CIRCUITS CORPORATION
                      ----------------------------------

     1.   PURPOSE OF THE PLAN
          -------------------

     The purpose of the 1982 Employee Incentive Stock Option Plan (the "Plan") of APPLIED MICRO CIRCUITS CORPORATION (the "Company") are to:

          a. furnish incentive to individuals chosen to receive options because they are considered capable of responding by improving operations and increasing profits;

          b. encourage selected employees to accept or continue employment with the Company or its subsidiaries; and

          c. increase the interest of individuals chosen to receive options in the Company's welfare by encouraging ownership of its Common stock.

     To accomplish the foregoing objectives, the Plan provides a means whereby employees may receive stock options which qualify as "incentive stock options" under Section 422A ("Section 422A") of the Internal Revenue Code ("Code") as it may be amended from time to time.

     2.   ELIGIBLE PERSONS
          ----------------

     Every person who at the date of grant is an employee of the Company or of any affiliate of the Company is eligible to receive an option or options under the Plan; provided, however, that options may not be granted under the Plan to any person who owns, directly or indirectly, stock of the Company constituting more than 10% of the total combined voting power of the Company's outstanding stock, or the stock of any affiliate of the Company, unless the exercise price of the options granted to any such person under the Plan, at the time such option is granted, is equal to at least 110% of the fair market value of the stock subject to the option, and any such option is not exercisable for a period exceeding five years after the date of grant. The term "affiliate," as used in the Plan, means a parent or subsidiary corporation, as defined in the applicable provisions (currently set forth in Section 425) of the Code. The term "employee" includes an officer or a director who is an employee.

     3.   STOCK SUBJECT TO THE PLAN
          -------------------------

     An aggregate of 8,008,000 authorized but unissued shares of the Common Stock of the Company or such number and class of securities as adjusted to give effect to the antidilution provisions contained in Section 6(b) hereof, may be sold upon the exercise of options granted under the Plan. In the event that any option outstanding under the Plan expires, or is terminated for any reason, unexercised in whole or in part, prior to the end of the period during which options may be granted under the Plan, the shares of stock allocable to the unexercised portion of such option may again be subjected to option under the Plan. In addition, shares of stock issued as the result of an exercise of options granted under the Plan which are repurchased by the Company prior to the end of the period during which options may be granted under the Plan may again be subjected to option under the Plan; provided, however that only those shares which are repurchased pursuant to a written agreement between the optionee and the Company in connection with the execution or amendment of a written stock option agreement shall be so subjected to option under the Plan.

     4.   ADMINISTRATION
          --------------

     The Plan shall be administered by the Board of Directors or, if established by the Board of Directors, by a committee (the "Committee") consisting of not less than three persons, all of whom are and shall be directors of the Company, to be appointed by the Company's Board of Directors. Committee members shall serve for such terms as the Board of Directors may in each case determine, and shall be subject to removal at any time by the Board of Directors. Vacancies on the Committee, however caused, may be filled by the Board of Directors. The committee may select one of its members as chairman, and may hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum, and acts of the Committee approved at a meeting at which a quorum is present, or acts approved in writing by all of the members of the Committee, shall be valid acts of the Committee. Subject to the general purposes, terms and conditions of the Plan, and to the direction of the Board of Directors, the Committee, if there be one, shall have full power to implement and carryout the Plan in all ways permissible under the applicable provisions of the Code including, but not limited to, the following: to construe and interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; and to make all other determinations necessary or advisable for the administration of the Plan. The Committee, if there be one, shall submit to the Board of Directors the names of employees to whom the Committee recommends that an option or options be granted under the Plan, the number of shares of stock to be covered by each option and the terms and conditions of each option. Options shall be granted upon approval by the Board of Directors or, if the Committee is given general or specific authority to do so by the Board of Directors, to the extent so authorized, upon approval by the Committee without submission to, and review by, the Board of Directors, except that the Committee shall not have authority to approve the grant of options to members of the Board of Directors without approval by the Board of Directors.

     5.   GRANTING OF OPTIONS
          -------------------

     No options shall be granted under the plan after November 1, 1992.

     Each option shall be evidenced by a written stock option agreement executed by the Company and employee to whom such option is granted.

     The aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by a grantee hereunder during any calendar year (under all incentive stock option plans of the Company and its parent and subsidiary corporations) shall not exceed one hundred thousand dollars ($100,000.00). The limitations imposed by this paragraph shall apply only to options granted on or after January 1,1987.

     6.   TERMS AND CONDITIONS OF OPTIONS
          -------------------------------

     Each option shall be subject to the following terms and conditions:

          a.  Option Price.  The option price, which shall be approved by the
              ------------
Board of Directors, shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value of the Company's capital stock at the time the option is granted. In the absence of an established market for such stock, the fair market value thereof, for the purposes of the plan, shall be determined in good faith by the Committee of the Board of Directors. If the stock of the Company is regularly quoted by a recognized securities dealer, the fair market value thereof, for the purposes of the Plan, shall be the mean between the highest and lowest selling prices for such stock as quoted on such exchange for the date the option is granted (or if there are no sales for such date of grant, then for the last preceding business day on which there were sales).

          b.  Adjustments.  In the event that the stock of the Company is
              -----------
changed by reason of any stock split, reverse stock split, recapitalization, or other change in the capital structure of the Company, or converted into or exchanged for other securities as a result of any merger, consolidation or reorganization, or in the event that the outstanding number of shares of stock of the Company is increased through payment of a stock dividend, appropriate proportionate adjustments shall be made in the number and class of shares of stock subject to the Plan, the number and class of shares of stock subject to any option outstanding under the Plan, and the exercise price of any such outstanding option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustment. Any such adjustment shall be made upon approval by the Board of Directors, whose determination shall be conclusive. If there is any other change in the number or kind of the outstanding shares of stock of the Company, or of any other security into which such stock shall have been changed or for which it shall have been exchanged, and if the Board of Directors, in its sole discretion, determines that such change equitably requires any adjustment in the options then outstanding under the Plan, such adjustment shall be made in accordance with the determination of the Board of Directors. No adjustments shall be required by reason of the issuance or sale by the Company for cash or other consideration of additional shares of its stock or securities convertible into or exchangeable for shares of its stock. All adjustments shall be made in such a manner that each option which is adjusted will continue to qualify under Section 422A as an "incentive stock option."

          c.  Corporate Transactions.  New option rights may be substituted
              ----------------------
for the option rights granted under the Plan, or the Company's duties as to options outstanding under the

Plan may be assumed, by an employer corporation other than the Company, or by a parent or subsidiary of such employer corporation, in connection with any merger, consolidation, acquisition, separation, reorganization, liquidation or like occurrence in which the Company is involved, in such a manner that will allow the then outstanding options to continue to qualify as "incentive stock options" under Section 422A to the full extent permitted thereby. Notwithstanding the foregoing or the provisions of paragraph 6(b) hereof, in the event such employer corporation, or parent or subsidiary of such employer corporation, does not substitute new option rights for, and substantially equivalent to, the option rights granted hereunder, or assume the option rights granted hereunder, or if the Company's Board of Directors determines, in its sole discretion, that option rights outstanding under the Plan should not then continue to be outstanding, the option rights granted hereunder shall terminate and thereupon become null and void (i) upon dissolution or liquidation of the Company, or similar occurrence, or (ii) upon any merger, consolidation, acquisition, separation, or similar occurrence, where the Company will not be a surviving corporation; provided, however, that each optionee shall have the right immediately prior to or concurrently with such dissolution, liquidation, merger, consolidation, acquisition, separation, or similar occurrence, to exercise any unexpired option rights granted here under subject to the time limitations for exercise of "incentive stock options" provided in Section 422A.

          d.  Option Exercise Period.  Each option granted under the Plan shall
              ----------------------
become exercisable and shall expire on a date or in installments, and shall contain such other terms as may be determined by the Committee or by the Board of Directors and as set forth in the stock option agreement, but in no event shall any option hereunder expire later than ten (10) years from the date such option is granted.

          e.  Exercise of Option by Employee Who Holds Other Options.
              ------------------------------------------------------
Notwithstanding any terms of any stock option agreement, no option granted under the Plan ("new option") shall be exercisable while there is outstanding in favor of the optionee to whom such new option is granted an "incentive stock option," granted to such optionee prior to the granting of the new option, which permits the employee to purchase stock in such optionee's employer corporation, or in a predecessor corporation of any of such corporations. For such purposes, any incentive stock option shall be treated as outstanding until such option is exercised in full or expires by reason of lapse of time. This paragraph 6(e), however, shall not restrict the exercisability of any option granted under the Plan except as may be necessary to allow such option to qualify under Section 422A as an "incentive stock option" and shall not apply to any option granted under the plan after December 31, 1986.

          f.  Change of Option Period.  Notwithstanding any other provision of
              -----------------------
the Plan, the Board of Directors or the Committee may accelerate the earliest date or dates on which outstanding options (or any installments thereof) are exercisable.

          g.  Option Grant Date.  The date of grant of an option granted under
              -----------------
the Plan shall be the date as of which the Board of Directors or the Committee (if the option is granted by the Committee without review by the Board of Directors) approves the grant. If for any reason, including a unilateral decision by the Company not to execute an agreement evidencing such option, a written stock option agreement evidencing the option is not executed within sixty (60) days after the date of grant, such option shall be deemed null and void. No option shall be exercisable until such a stock option agreement is executed by the Company and the optionee.

          h.  Nonassignability of Option Rights.  No option granted under the
              ---------------------------------
Plan shall be assignable or otherwise transferable by the optionee except by win or by the laws of descent and distribution. During the life of an optionee, his option shall be exercisable only by the optionee.

          i.  Payment.  Except as provided below, payment in full, in cash,
              -------
shall be made for all stock purchased at the time written notice of exercise of an option is given to the company, and proceeds of any payment shall constitute general funds of the Company. Notwithstanding the preceding sentence, the Board of Directors may authorize any one or more of the following in connection with the exercise of an option by an optionee:

              i. acceptance of the optionee's personal promissory note for all or part of the option price, bearing such interest rate, if any, as determined by the Board of Directors, which promissory note may be either secured or unsecured in such manner as the Board of Directors shall approve (including, without limitation, by a security interest in the shares of the Company);

              ii. delivery by optionee of Common Stock of the Company already owned by such optionee for all or part of the option price, provided the value of such Common Stock is equal on the date of exercise to the option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock;

              iii. a loan by the Company to optionee of all or a portion of the option price at such interest rate, if any, as determined by the Board of Directors, and on an unsecured or secured basis as the Board of Directors shall approve (including, without limitation, by a security interest in the shares of the Company), and/or

              iv. a guaranty by the Company of a loan to the optionee by a third party of all or part of the option price (but not more than the option price), and such guaranty may be on an unsecured or secured basis as the Board of Directors shall approve (including, without limitation, by a security interest in the shares of the Company).

     Any such authorization shall be made at the time of option grant.

          j.  Termination of Employment.  Option rights granted under the Plan,
              -------------------------
to the extent such rights have not then expired pursuant to paragraph 6(k) or otherwise, or been exercised, shall terminate and become null and void thirty
(30) days after the date that an optionee ceases, for any reason, to be an employee of the Company or any affiliate of the Company, and shall be exercisable during said thirty (30) day period only to the extent such rights were exercisable on or before the date the optionee ceased to be an employee of the Company or any affiliate of the Company. Subject to paragraph 6(k), but notwithstanding any other provision hereof:

              i. In the event of such a termination of employment due to the death of the optionee, the personal representatives of the optionee or any person or persons who acquire any such option rights from the optionee by will or the applicable laws of descent and distribution may, at any time within a period of twelve (12) months after the death of the optionee, exercise any or all of such option rights to the extent such option rights were exercisable on the date of the death of the optionee;

              ii. In the event of such a termination of employment by reason of the disability of the optionee, the optionee or, if the optionee thereafter dies, the personal representative of the optionee or any person or persons who acquired any such option rights from the optionee by will or the applicable laws of descent and distribution may, at any time within a period of twelve (12) months after said termination, exercise any or all of such option rights to the extent such option rights were exercisable on the date of the termination of employment;

              iii. For Plan purposes a transfer of an optionee from the Company to an affiliate or vice versa, or from one affiliate to another, or leave of absence duly authorized by the Company shall not be deemed a termination of employment or a break in continuous employment.

          k.  Expiration of Certain Option Rights.  Any option rights held by
              -----------------------------------
an optionee on the date such optionee ceases, for any reason, to be an employee of the Company or any affiliate of the Company which would, when exercised, result in the purchase of shares of the Company which would be subject to repurchase rights held by the Company pursuant to an agreement signed by the optionee and the Company, shall expire on the date the optionee ceases to be an employee of the Company or any affiliate of the Company.

          1.  Other Provisions.  Each option granted under the Plan may contain
              ----------------
such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Board of Directors or the Committee, and shall include such provisions and conditions as are necessary to qualify the option under
Section 422A as an "incentive stock option."

     7.   MANNER OF EXERCISE
          ------------------

     An optionee wishing to exercise an option shall give written notice to the Company at its principal executive office, to the attention of the Secretary of the Company, accompanied by payment of the exercise price. The date the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price will be considered as the date such option was exercised. As soon as possible after receipt of such written notice, the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise, deliver to the optionee or other person a certificate or certificates for the requisite number of shares of stock. An optionee or transferee of an option shall not have any privileges as shareholder with respect to any stock covered by the option until the date of issuance of stock certificate.

     8.   EMPLOYMENT RELATIONSHIP
          -----------------------

     Nothing in the Plan or any option granted thereunder shall interfere with or limit in any way the right of the Company or of any of its subsidiaries to terminate any optionee's employment at any time, nor confer upon any optionee any right to continue in the employ of the Company or any of its subsidiaries.

     9.   AMENDMENT.  SUSPENSION OR TERMINATION OF THE PLAN
          -------------------------------------------------

     The Board of Directors may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the right of any optionee under any option theretofore granted, without his consent, or which, without the approval of the stockholders, would:

          a. except as is provided in Section 6 of the Plan, increase the total number of shares of stock reserved for the purposes of the Plan;

          b.  extend the duration of the Plan;

          c. extend the period during and over which options may be exercised under the Plan; or

          d. change the class of persons eligible to receive options granted hereunder.

     Without limiting the foregoing, but subject to the provisions of paragraph 6(e) hereof, the Board of Directors may at any time or from time to time authorize the Company, with the consent of the respective optionees, to issue new options in exchange for the surrender and cancellation of any or all outstanding options.

     10.      EFFECTIVE DATE OF THE PLAN
              --------------------------

     The Plan shall become effective upon approval by the Board of Directors, provided, however, that any option granted prior to approval by stockholders of the Company holding a majority (or such greater number as may be required by law or applicable governmental regulations or order) of the shares entitled to vote shall be subject to, and conditioned upon, such shareholder approval. Options may be granted and exercised under the Plan only after there has been compliance with all applicable federal and state securities laws.

                            STOCK OPTION AGREEMENT

                             OPTIONS GRANTED UNDER

                   1982 EMPLOYEE INCENTIVE STOCK OPTION PLAN

                                      OF

                      APPLIED MICRO CIRCUITS CORPORATION
                      ----------------------------------

  THIS AGREEMENT, is entered into by and between APPLIED MICRO CIRCUITS CORPORATION, a Delaware corporation (the "Company"), and the undersigned employee of the Company or one of its affiliates (the "Employee").

                                   RECITALS
                                   --------

  WHEREAS, the Company has adopted a stock option plan, designated as the 1982 Employee Incentive Stock Option Plan (the "Plan"), pursuant to which options that qualify as "incentive stock options" under Section 422A of the Internal Revenue Code, as added by the Economic Recovery Tax Act of 1981, and as it may be amended from time to time ("Section 422A"), may be granted to selected employees of the Company or any of its affiliates; and

  WHEREAS, on the date hereof the employee is a bona fide employee of the Company or one of its affiliates, as defined in the Plan; and

  WHEREAS, the Board of Directors (or the Committee appointed to administer the Plan) has determined that it would be to the advantage and interest of the Company and its stockholders to grant to the Employee the option rights provided for herein as an inducement to continue to render services to the Company or one of its affiliates and as an incentive for increased efforts in the rendering of such services; and has advised the Company thereof and instructed the undersigned officer to issue the within option rights as provided in the Plan; and

  WHEREAS, the Board of Directors (or the Committee) has approved of the granting to the Employee of the option rights evidenced by this Agreement;
  NOW, THEREFORE, it is mutually agreed as follows:

  1.    Grant of Option Rights.  Subject to the terms and conditions
        ----------------------
contained herein, the Company hereby grants to the Employee the option rights specified herein:

        (a) the number and class of shares of the Company's currently authorized but unissued stock subject to the option rights granted hereunder are in an aggregate of not to exceed [number] shares of the company's common stock;

        (b) the option exercise price, which has been determined as specified in the Plan, is $.35 per share;

        (c) the option rights granted hereunder are exercisable beginning on [dated] and ending on [tenyears]. (In no event may any option rights granted hereunder be exercised later than ten (10) years from the date hereof);

        (d) notwithstanding the provisions of subparagraph 1(c) above, the minimum number of shares which may be purchased upon any partial exercise of the option rights granted hereunder is 100 shares;

        (e) upon execution of this Agreement, Employee shall also execute an Applied Micro Circuits Corporation Incentive Stock Option Repurchase Agreement.

  To exercise any of the option rights granted hereunder, the Employee must have remained in the employ of the Company or one of its affiliates continuously from the date of this Agreement through the date of each exercise, except as otherwise provided in paragraph 3 hereof. The granting of option rights hereunder shall impose no obligation on the Company or any of its affiliates to continue the employment of the Employee, and shall not lessen or affect the right of the Company or any affiliate which employs the Employee to terminate such employment or to change the duties, compensation, or other terms of employment of the Employee. The term "affiliate", wherever herein used, shall have the same meaning as in the Plan, and shall mean any parent or subsidiary corporation as defined in the applicable provisions of the Internal Revenue Code (currently set forth in Section 425 of said Code).

  2.    Fractional Shares; Compliance with Laws.  In no even shall the
        ---------------------------------------
Company be required to issue factional shares upon the exercise of any option rights granted hereunder.

No option rights granted hereunder may be exercised, and the Company shall not be required to issue or deliver any certificate or certificates for shares purchased upon the exercise of option rights granted hereunder, until there has been compliance with all then applicable requirements of law, including such registration or other proceedings under federal and state securities' laws including such registration or other proceedings under federal and state securities laws as may in the Company's opinion be necessary or appropriate.

  3.    Necessity of Employment When Option is Exercised.  The option rights
        ------------------------------------------------
granted hereunder, to the extent such rights have not expired pursuant to
Section 4 or otherwise, or been exercised, shall terminate and become null and void thirty (30) days after the date that the Employee ceases, for any reason, to be an employee of the Company or one of its affiliates, and shall not be exercisable on or after said date. Option rights granted hereunder shall only be exercisable during said thirty (30) day period to the extent such rights were exercisable on or before the date Employee ceases to be an employee of the Company or one of its affiliates. Subject to Section 4 hereof, but not withstanding the foregoing:

        (a) in the event of such a termination of employment due to the death of the Employee, the personal representatives of the Employee or any person or persons who acquired any such option rights from the Employee by will or the applicable laws of descent and distribution may, at any time within a period of twelve (12) months after the death of the Employee, exercise any or all of such option rights to the extent such option rights were exercisable on the date of death of the Employee;

        (b) in the event of such a termination of employment by reason of the disability of the Employee, the Employee or, if the Employee dies within a period of twelve (12) months after said termination, the personal representatives of the Employee or any person or persons who acquired any such option rights from the Employee by will or the applicable laws of descent and distribution may, at any time within a period of twelve (12) months after said termination, exercise any or all of such option rights to the extent such option rights were exercisable on the date of termination of employment;

        (c) provided, however, that, for the purposes of this Agreement, a transfer of the Employee from the Company to an affiliate or vice versa, or from one affiliate to another, or a leave of absence duly authorized by the Company shall not be deemed a termination of employment or a break in continuous employment. In no event may any option rights granted under this Agreement be exercised by any person or entity after the expiration of ten (10) years from the date hereof. References throughout this Agreement to the Employee shall be deemed, where appropriate, to include any person entitled to exercise the option after the death of the Employee under the terms of this paragraph 3.

  4.    Expiration of Certain Option Rights.  Any option rights held by Employee
        -----------------------------------
on the date Employee ceases, for any reason, to be an employee of the Company or any affiliate of the Company which would, when exercised, result in the purchase of shares of the Company which would be subject to repurchase rights held by the Company pursuant to an agreement signed by

Employee and the Company, shall expire on the date Employee ceases to be an employee of the Company or any affiliate of the Company.

  5.    Nonassignability of Option Rights.  The option rights granted hereunder
        ---------------------------------
(i) shall, except as provided in paragraph 3 hereof, be exercisable only by the Employee, (ii) shall not be transferred, assigned, pledged or hypothecated in any manner whatsoever, whether voluntarily, involuntarily or by operation of law, and (iii) shall not be subject to EXECUTION, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of the said option rights contrary to the provisions hereof, the said option rights shall immediately become null and void.

  6.    Adjustments:  Appropriate proportionate adjustments shall be made by the
        -----------
Company in the number and class of shares of stock subject to the option rights granted hereunder and the exercise price of the option rights granted hereunder in the event that (i) the common stock of the Company is changed by reason of any stock split, reverse stock split, recapitalization, or other change in the capital structure of the Company, or converted into or exchanged for other securities as a result of any merger, consolidation or reorganization, or (ii) the outstanding number of shares of common stock of the Company is increased through payment of a stock dividend; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustment. Any such adjustment shall be made upon approval by the Board of Directors, whose determination shall be conclusive. If there is any other change in the number or kind of the outstanding shares of capital stock of the Company, or of any other security into which such stock shall have been changed or for which it shall have been exchanged, and if the Board of Directors, in its sole discretion, determines that such change equitably requires any adjustment in the option rights granted hereunder, such adjustment shall be made in accordance with the determination of the Board of Directors. No adjustments shall be required by reason of the issuance or sale by the Company for cash or other consideration of additional shares of its capital stock or securities convertible into or exchangeable for share of its capital stock. All adjustments shall be made in such a manner that will allow the option rights granted hereunder to continue to qualify under
Section 422A as "Incentive stock option" rights.

  New option rights may be substituted for the option rights granted hereunder, or the Company's duties under this Agreement may be assumed by an employer corporation other than the Company, or by an affiliate of such employer corporation, in connection with any merger, consolidation, acquisition, separation, reorganization, liquidation, or like occurrence, in which the Company is involved, in such a manner that will allow the option rights granted hereunder to continue to qualify as "incentive stock option" rights under
Section 422A and to the full extent permitted thereby. Not withstanding the foregoing provisions of this paragraph 5, in the event such employer corporation, or affiliate of such employer corporation, refuses to substitute new option rights for an substantially equivalent to, the option rights granted hereunder, or to assume the option rights granted hereunder, or if the Company's Board of Directors determines, in its sole discretion, that option rights outstanding under the Plan should not then continue to be outstanding, the option rights granted hereunder shall terminate and thereupon become null and void (i) upon the dissolution or liquidation of the Company, or similar occurrence, or (ii) upon any merger, consolidation, acquisition, or separation, or similar occurrence, if the Company is not the surviving corporation, provided, however, that the Employee shall have the right, immediately prior to or concurrently with such dissolution, liquidation, merger, consolidation, acquisition, separation, or similar occurrences, to exercise any unexpired option rights granted hereunder subject to (i) the condition of paragraph 1(c) that no option rights granted hereunder may be exercised after the expiration of ten (10) years from the date hereof, and (ii) the provisions of paragraph 1(e) hereof.

  7.    Method of Exercise; Rights of Optionee in Stock.  The option rights
        -----------------------------------------------
granted hereunder shall be exercisable upon written notice to the Company accompanied by payment to the Company of the option exercise price as to the shares being purchased. Payment of the option exercise price shall be in cash or, at the optionee's election, by delivery of Common Stock of the Company for all or part of the option price, provided the value of such Common Stock as determined by the Board of Directors or the Committee in accordance with any reasonable valuation method, is equal to the option price or such portion thereof as the Optionee is authorized to pay by delivery of such stock. Neither the Employee nor his personal representatives, heirs, or legatees shall have any rights or privileges of a shareholder of the Company in respect to the shares issuable upon the exercise of the option rights granted hereunder, unless and until certificates representing such shares shall have been issued and delivered in accordance with the terms hereof.

  8.    Notices.  Any notice to be given under the terms of this Agreement
        -------
shall be mailed, telegraphed, or delivered, and confirmed, to the Company, in care of its Secretary, at the principal office of the Company, and any notice to be given to the Employee shall be mailed, telegraphed, or delivered, and confirmed, to him at the address given beneath his signature hereto, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given 48 hours after the deposit thereof in the United States mail, addressed as aforesaid, registered or certified and postage and registry or certification fee prepaid.

  9.    Date of Grant.  The option rights granted hereunder shall be deemed to
        -------------
have been granted on the date set forth below, which is the date upon which the Board of Directors or the Committee approved the granting of such option rights. The said date is within ten years from the date on which the Plan was adopted by the Board of Directors, or the date on which the Plan was approved by the Company's stockholders, whichever date is earlier.

  10.   Option Rights Governed by Plan and Internal Revenue Code.  The
        --------------------------------------------------------
provisions of the Plan, a copy of which is attached hereto, shall be deemed to be incorporated in, and to have been made a part of, this Agreement, and shall be deemed to be controlling in the event that any of the provisions of this Agreement are inconsistent therewith. This Agreement shall be deemed to include such other provisions not set forth in the Plan or herein, or not inconsistent with any provisions set forth in the Plan or herein, as may be necessary to qualify the option granted hereunder as an "incentive stock option" under
Section 422A.

  11.   Securities Law Compliance.  Upon each issuance of shares of
        -------------------------
stock in accordance herewith, the Employee, or his personal representatives, heirs, or legatees receiving such shares, shall, if requested by the Company in order to comply with federal or state securities laws, represent in writing to the Company that such shares are being acquired with not view to any distribution thereof or shall make such other representations in writing to the Company, with respect to the further transfer of such shares, as may be deemed by the Company to be necessary or appropriate under the applicable federal and state securities laws. The Company, at its sole discretion, may take all reasonable steps (including the affixing of an appropriate legend on certificates embodying such shares of stock) to assure itself against any resale or distribution not in compliance with federal or state securities laws.

  12.   Persons Bound.  Subject to the provisions against assignment set forth
        -------------
in paragraph 4 hereof, and to the provisions of paragraph 5 hereof, this Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company, and the personal representatives, heirs, and legatees of the Employee.

  IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in its behalf by one of its officers and sealed by its corporate seal, as of the date set forth below, and the Employee has hereunto set his hand on or as of said date, which date is the date such option rights were approved for grant, with Employee by his aid execution hereof hereby representing that the residence indicated below his (or her) name is his (or her) bona fide residence and domicile.

Dated as of:


APPLIED MICRO CIRCUITS CORPORATION



By:
   --------------------------------------------
     Joel O. Holliday, Vice President


EMPLOYEE